 Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER REQUIRED BY RULE 13A-14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Edward D. Bednarcik, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Lighting Science Group Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 1, 2017	By:	/s/ Edward D. Bednarcik

Name: Edward D. Bednarcik

Title: Chief Executive Officer

(Principal Executive Officer)